Concentra Inc. Concentra Inc. Credit Suisse 2006 Global Leverage Finance Credit Suisse 2006 Global Leverage Finance Conference Conference March 29, 2006 March 29, 2006 Exhibit 99.1

Forward-Looking Information
Forward-Looking Information
This presentation contains certain forward-looking statements, which the
Company is making in reliance on the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that the
Company’s actual results may differ materially from the results discussed in the forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, the potential adverse impact of governmental regulation on the Company’s operations; changes in nationwide employment and workplace injury trends; interruption in its data processing capabilities; operational, financing, completion and strategic risks related to the
Company’s capital structure and growth strategy; possible fluctuations in quarterly and annual operations; possible legal liability for adverse medical consequences; competitive pressures; adverse changes in market conditions for the Company’s services; inability to complete planned acquisitions; and
dependence on key management personnel.  Additional factors include those described in the Company’s filings with the Securities and Exchange
Commission.  The Company undertakes no obligation to update any forward-
looking statements or to make any other forward-looking statements, whether as a result of new information, future events, or otherwise.

3 Agenda Agenda Overview of Concentra Overview of Concentra Financial Performance Trends Financial Performance Trends Key Considerations Key Considerations Questions & Answers Questions & Answers

Overview of Concentra Overview of Concentra Overview of Concentra

5 Concentra’s Mission Concentra’s Mission “Improving quality of life by making “Improving quality of life by making healthcare accessible and affordable” healthcare accessible and affordable”

Company Highlights
Company Highlights
Concentra has established a consistent record of earnings and cash flow
Concentra has established a consistent record of earnings and cash flow growth since going private in 1999, resulting from
growth since going private in 1999, resulting from
–
–
Diversification of business segments with multiple avenues for growth
Diversification of business segments with multiple avenues for growth
–
–
Broad base of customers
Broad base of customers
–
–
Continual reduction in days sales outstanding
Continual reduction in days sales outstanding
–
–
Demonstrated management of capital expenditures
Demonstrated management of capital expenditures
–
–
Ability to successfully withstand economic cycles
Ability to successfully withstand economic cycles
–
–
Growing levels of retained cash
Growing levels of retained cash
In 2005, Concentra completed the acquisitions of Beech Street Corporation
In 2005, Concentra completed the acquisitions of Beech Street Corporation and Occupational Health + Rehabilitation
and Occupational Health + Rehabilitation
Pro forma for these acquisitions, the Company generated revenue and
Pro forma for these acquisitions, the Company generated revenue and
EBITDA of $1.3 billion and $178 million, respectively in 2005
EBITDA of $1.3 billion and $178 million, respectively in 2005

Business Overview
Business Overview
Concentra is increasingly being recognized as the nation’s leading
Concentra is increasingly being recognized as the nation’s leading healthcare outcomes and cost improvement company
healthcare outcomes and cost improvement company
Concentra is the market leader in the United States in:
Concentra is the market leader in the United States in:
–
–
Reducing the cost of out-of-network medical expenses
Reducing the cost of out-of-network medical expenses
–
–
Disease management of injured workers and workers’
Disease management of injured workers and workers’
compensation
compensation
cost management
cost management
–
–
Controlling the cost of auto injury claims
Controlling the cost of auto injury claims
Concentra has strong long-term relationships with employers, insurers and
Concentra has strong long-term relationships with employers, insurers and
TPAs
TPAs
–
–
Proven ability to produce superior patient outcomes and deliver cost
Proven ability to produce superior patient outcomes and deliver cost savings to its customers through extensive clinical experience savings to its customers through extensive clinical experience
–
–
Leveraging of market knowledge, advanced IT systems and customer
Leveraging of market knowledge, advanced IT systems and customer relationships to deliver broad cost containment services
relationships to deliver broad cost containment services

Payor/
Payor/
Employer
Employer
Employee/
Employee/
Patient
Patient
Provider
Provider
Medical Costs
Group Health, Workers’
Group Health, Workers’
Compensation, Employer Health & Auto Markets
Compensation, Employer Health & Auto Markets
Injuries
& Illness
Benefits &
Lost-time Wages
Traditional Healthcare Environment
Traditional Healthcare Environment

Payor/
Payor/
Employer
Employer
Employee/
Employee/
Patient
Patient
Provider
Provider
Medical Costs
Injuries
& Illness
Benefits &
Lost-time Wages
Concentra
Concentra
Quicker
Recovery
Improved
Outcomes
Reduced Cost
Concentra is at the Center of Improving
Concentra is at the Center of Improving
Outcomes and Reducing Costs
Outcomes and Reducing Costs
Group Health, Workers’
Group Health, Workers’
Compensation, Employer Health & Auto Markets
Compensation, Employer Health & Auto Markets

($ in millions) ($ in millions)
(1) Excludes corporate expenses of approximately $33 million. (1) Excludes corporate expenses of approximately $33 million.
Segment Financial Profile
Segment Financial Profile
Concentra
TTM 12/31/05 Revenue $1,155
TTM 12/31/05 EBITDA $165
Margin 14%
Health Services
TTM Revenue $667
TTM EBITDA
(1)
$96
Margin 14%
Network Services
TTM Revenue $286
TTM EBITDA
(1)
$87
Margin 30%
Care Management
TTM Revenue $202
TTM EBITDA
(1)
$16
Margin 8%

Primary Service Offerings
Primary Service Offerings
Over 300 health centers nationwide
providing:
– Treatment of work-related
injuries and illnesses
– Physical therapy
– Pre-placement physicals
– Drug and alcohol testing
Rapidly growing Diversified Services
– Pharmacy management
services
– Over 200 employer on-site
locations
Workers’ Compensation
Auto Insurance & Other
Group Health
Employer
Health
Employers & Payors
Employers & Payors
National PPO networks for
Group Health and Workers’
Compensation with primary and
“wrap” products
Review, repricing and reduction
of medical bills received by
insurance companies and other
payors
Savings to clients achieved
through fee negotiation, bill
repricing and access to PPO
networks
Health Services Care Management Network Services
Professional services aimed at
reviewing and resolving cases
that have been outstanding for
extended periods of time,
including:
– Case management
– Independent medical
exams

12 Integrated Delivery Model Integrated Delivery Model Health Centers Highly-Steered Networks Primary PPO, Wrap Networks, Out of Network Care Management

Markets and Customers Served
Markets and Customers Served
Group Health
15%
Workers'
Compensation
64%
Employer
Health
17%
Auto Insurance and
Other
4%
Markets Served
190,000 Employer
Locations
57%
3,700 Insurance
Companies, TPAs
and Other Payors
43%
Customers Served
Note: Percentages based on 2005 pro forma data. Note: Percentages based on 2005 pro forma data.

Medical cost inflation of 8% to 10%
6.5 million injuries occur each year
Tremendous inefficiencies
Workers’ compensation benefits
include:
– Indemnity: portion of lost wages
– Medical: lifetime medical costs
resulting from work-related injuries
Guaranteed reimbursement to
healthcare providers in all
states
Regulations vary by state
Administrative
Costs
16%
Medical Costs
19%
Wages & Lost
Productivity
65%
$142.2 Billion
Source: National Safety Council Injury Facts - 2004 Edition
Source: National Safety Council Injury Facts - 2005 Edition
Workers’
Workers’
Compensation Market Today
Compensation Market Today

Commercial market consists of more than $700 billion in-network and $65
Commercial market consists of more than $700 billion in-network and $65 billion out-of-network claims per year
billion out-of-network claims per year
Group health payors are increasingly looking for solutions that help them
Group health payors are increasingly looking for solutions that help them more efficiently and effectively manage claims that fall outside more efficiently and effectively manage claims that fall outside their
their
proprietary networks
proprietary networks
Small group payors looking for attractively priced provider networks and an
Small group payors looking for attractively priced provider networks and an efficient bill repricing engine to compete with Blue Cross plans efficient bill repricing engine to compete with Blue Cross plans
Recent sales and growth have accelerated in part due to Beech Street
Recent sales and growth have accelerated in part due to Beech Street acquisition
acquisition
Group Health
Group Health

Developing market with nearly $2 billion in claims currently available for bill
Developing market with nearly $2 billion in claims currently available for bill review, network and case management services
review, network and case management services
Concentra provides a full complement of integrated services and employs
Concentra provides a full complement of integrated services and employs experienced personnel dedicated to auto injury services
experienced personnel dedicated to auto injury services
Programs are outcomes-oriented
Programs are outcomes-oriented
and demonstrate control over claims
and demonstrate control over claims
severity
severity
Auto Injury Services
Auto Injury Services

Major Insurance Carriers and Health
Plans
Aetna
AIG
Allstate
Blue Cross Plans
CIGNA
CNA
Hartford
Health Net
Humana
Liberty Mutual
Pacificare
Safeco
St. Paul Travelers
Texas Mutual
United Healthcare
USAA
Major Employers
Albertsons
Coca-Cola
FedEx
Hilton Hotels
Home Depot
Southwest Airlines
UPS
US Postal Service
Wal-Mart
Major TPAs
Ace – ESIS
Broadspire
Cambridge
Gallagher Bassett
Hartford - SRS
Sedgwick
Concentra has achieved a high rate of customer retention and has low revenue
Concentration (no single customer represents more than 5% of revenues).
Stable and Growing Base of “Blue Chip”
Stable and Growing Base of “Blue Chip”
Customers
Customers

Financial Performance Trends Financial Performance Trends Financial Performance Trends

Revenue and EBITDA Growth Trends
Revenue and EBITDA Growth Trends
$991.3
$1,041.9
$1,095.9
$1,151.1
$1,350.0
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2002 2003 2004 2005 2006E
($ in millions) ($ in millions)
Margin:      12.4%      14.6%      14.0%       14.3%     14.1%
(1)
(1)
Revenue Revenue EBITDA EBITDA
(1) Represents the mid-point of the Company’s current forecast for 2006 as of February 14, 2006.
$123.4
$153.3
$154.8
$165.0
$190.5
$0
$50
$100
$150
$200
2002 2003 2004 2005 2006E

20 Days Sales Outstanding Days Sales Outstanding 51 62 82 79 73 59 62 50 55 60 65 70 75 80 85 1999 2000 2001 2002 2003 2004 2005

Operating Cash Flow
Operating Cash Flow
$28.3
$36.0
$79.4
$56.0
$113.6
$98.9
$141.8
$95.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
1999 2000 2001 2002 2003 2004 2005 2006E
($ in millions) ($ in millions)
(1)
(1) Represents the mid-point of the Company’s current forecast for 2006 as of February 14, 2006.

Capital Expenditures
Capital Expenditures
$36.0
$32.0
$45.8
$35.1
$29.6
$27.9
$49.1
$47.5
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
1999 2000 2001 2002 2003 2004 2005 2006E
($ in millions) ($ in millions)
% of revenue:               5.2%         4.2%         5.3%   3.5%         2.8%         2.5%         4.3%         3.7%
(1)
(1) Represents the mid-point of the Company’s current forecast for 2006 as of February 14, 2006.

5.4x
6.5x
4.9x
6.0x
4.6x
5.8x
3.9x
5.8x
4.3x
4.7x
4.7x
5.1x
4.8x
5.2x
4.6x
5.0x
0.0x
1.5x
3.0x
4.5x
6.0x
7.5x
1999 2000 2001 2002 2003 2004 2005 2005
PFM
Proven Track Record of Managing Indebtedness
Proven Track Record of Managing Indebtedness
TTM EBITDA:    $104.7     $115.5    $123.6     $123.4    $153.3 $154.8    $178.4    $178.4
($ in millions) ($ in millions)
Concentra Operating Corp               Concentra Inc. Concentra Operating Corp               Concentra Inc.
(1) Reflects $31.6 million prepayment of Senior debt made up of $14.1 million related to the excess cash flow produced in 2005 as required in the covenants of the Company’s Senior Credit Facility and $17.5 million in voluntary prepayments.
(2) Includes results for Beech Street and OH+R for the entire year as if the acquisitions had occurred January 1, 2005.
(1)
(2) (2)

Diversified and growing base of operating cash flows
Diversified and growing base of operating cash flows
Strategic investment in new business initiatives and capital expenditures
Strategic investment in new business initiatives and capital expenditures
Proven track record of deleveraging and managing indebtedness
Proven track record of deleveraging and managing indebtedness
Key Financial Highlights
Key Financial Highlights

Conclusions Conclusions Conclusions

Concentra is a nationwide leader in providing solutions to improve the quality
Concentra is a nationwide leader in providing solutions to improve the quality and effectiveness of healthcare and disability costs
and effectiveness of healthcare and disability costs
Company continues to expand its service offerings and increase its market
Company continues to expand its service offerings and increase its market penetration in existing businesses
penetration in existing businesses
The
The
strategic
strategic
acquisitions
acquisitions
of
of
Beech
Beech
Street
Street
and
and
OH+R
OH+R
will
will
further
further
expand
expand
Concentra’s
Concentra’s
market
market
presence
presence
and
and
increase
increase
savings
savings
to
to
its
its
customers
customers
Concentra is well-positioned to benefit from a diversified product line and its
Concentra is well-positioned to benefit from a diversified product line and its focus on cost control provides significant operating leverage focus on cost control provides significant operating leverage
Key Considerations
Key Considerations

Questions & Answers Questions & Answers Questions & Answers